STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                     FINANCIAL STATEMENTS FOR THE YEAR ENDED
                                DECEMBER 31, 1999


                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

January 27, 2000

Dear Standish, Ayer & Wood Investment Trust Shareholder:

We are writing to provide you with a review of developments at Standish, Ayer & Wood as they relate to the activities of the Investment Trust.

THE 1999 MARKETS

The past year has been as tumultuous as 1998, although in different ways. World stock markets have been euphoric. The S&P 500 advanced about 21% but the technology-driven Nasdaq composite soared 86%. For the second year in a row, larger capitalization growth stocks have performed brilliantly, and small or middle capitalization value stocks have been left far behind. In striking contrast to some of the equity markets, the bond market suffered one of its worst years in history, with prices of ten-year Treasuries dropping 13%. Yield spreads, which had widened sharply during the crisis in the fall of 1998, narrowed during the early months of 1999 but then widened again as the year progressed, with distressingly poor liquidity in the secondary bond market. Securities that suffered even a slight short-term tarnishing in their attributes often dropped dramatically in price - investors displayed very little appetite for any bond or stock that had evidenced any degree of adversity.

STANDISH INVESTMENT DISCIPLINES

Many of Standish's investment disciplines are directed to applying fundamental research to uncover relatively cheap securities where the fundamentals are improving. This methodology has generally been quite successful over long periods of time in the past. However, the investment environment of the last two years has produced significant headwinds for some of our disciplines. While there has been enormous pressure on Standish and other value investors to capitulate and to become momentum investors, we have not wavered in our focus on fundamentals and value. Of course, we and other investors make misjudgments along the way, and we are doing our best to learn the correct lessons from the inevitable mistakes. We have applied new investment tools and made modest alterations to the investment process. We have added investment talent and quantitative resources. We believe that our approach is correct, that our portfolios are attractively priced relative to the benchmarks, and that it is our obligation to adhere to the philosophy we have consistently represented to you.

MAJOR DEVELOPMENTS AT STANDISH DURING 1999

We are pleased that Standish is able to report continued stability of both our clients and our professional team. Assets under management for our clients are approximately $45 billion, a slight decline during 1999 but up from $39 billion at the beginning of 1998. These statistics include $3.3 billion of assets managed through Standish International Management Company, LLC, or SIMCO. The Standish Funds returned to 1997's level of $5.8 billion of assets from $6.5 billion in 1998. While we had some client turnover, a substantial portion of the assets lost related to corporate events or restructuring as opposed to terminations because of investment performance. We have also added a substantial number of distinguished new clients.

We continue to build our professional resources both by adding new people and through our long-term commitment to education and professional training. The Standish team has grown to 292 members from 232 at the beginning of 1998. Our 109 investment officers average experience of 16 years. Sixty-seven of those officers have advanced degrees (typically an MBA) and 72 have some advanced professional accreditation.

At the end of the year, the Standish board of directors elected two new directors: Lavinia Chase and Cathy Powers. During the last year, we were sorry to lose the services of Mark Flaherty, Director, who accepted a position of great responsibility at a very large investment management organization. In addition, we anticipate the retirement of both Arthur Parker and Barr Clayson from their positions as stockholders and directors of Standish in June 2000. In line with other professional service firms, Standish is attempting to maintain the best balance between retaining the wisdom of senior investment managers and assuring generational change.

STANDISH'S STRATEGIES FOR THE FUTURE

      Standish's top priorities include:

      o meeting the needs of our clients and working closely with them to assure that their investment expectations are realistic;

      o developing new investment products that add value in today's environment; and

      o investigating strategic business alliances to augment our research and penetrate foreign markets as well as expand our domestic distribution channels.

We believe that all investors and investment management firms are facing very challenging times. However, the characteristics that have served Standish and our clients well for sixty-seven years are still intact. We remain dedicated to fulfilling your needs.

Sincerely,


/s/ Ted Ladd                                 /s/ George Noyes

Edward H. Ladd, Chairman                     George W. Noyes, President

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

1999 was an unfavorable environment to bondholders, with bond prices generally declining as interest rates rose throughout the year. During the year the Federal Reserve Bank raised the target Federal Funds rate by 75 basis points, completely reversing the rate cuts instituted during the 1999 capital market crisis. From a low of 4.60% in January, yields on 3 year U.S. Treasury notes rose to a high of 6.35% at year-end. Broad fixed income indices finished with the worst total returns since 1994. Within this environment of rising rates and liquidity concerns over Y2K, the Standish Controlled Maturity Fund generated strong relative performance. For the year ended December 31, 1999 the Controlled Maturity Fund returned 3.67% versus 3.06% for the Merrill Lynch 1-3 Year Treasury Index.

The Fund began the year with an average maturity slightly longer than its benchmark, but early in the year this position was reduced, first to neutral, and by mid-year the Fund had an average maturity shorter than the benchmark. While the longer positioning was a drag on performance, this was recaptured as we shortened the Fund's maturity. Our general strategy is to avoid making major shifts in duration, making modest changes as conditions warrant.

In addition to rising rates, the first half of the year was characterized by returning stability in the capital markets, following the volatility of late 1998. As the desire to hold highly liquid instruments fell, U.S. Treasury Notes underperformed other market sectors. This market activity benefited the Fund which typically invests a significant amount in non-U.S. Treasury holdings, such as corporate bonds and asset-backed securities. In addition to the positive price returns, these investments provided higher levels of income, further cushioning the blow of rising interest rates.

During July and August corporate bonds lagged as treasurers, trying to avoid Y2K uncertainties, rushed to the market, causing a glut in supply. We used this opportunity to add high quality bonds to the portfolio. These issues were top performers during the remainder of the year.

In the fourth quarter, the non-Treasury sectors again outperformed. A reduction in corporate bond issuance combined with diminished fears about year-end factors contributed to narrowing yield spreads for agency debt, corporate bonds and asset-backed securities. During the quarter, we maintained our asset-backed and Treasury exposure. To improve liquidity in anticipation of any year-end and Y2K disruptions, we reduced corporate bonds slightly in favor of U.S. agency debt. Agency and corporate bonds both performed very well, with Yankees and industrials leading the charge along with finance-related securities.

We are pleased that we were able to earn relatively attractive returns for our shareholders in such a volatile environment. We appreciate your support and continue in our efforts to add value. The near-term prospects for the Fund are attractive. The strength of the economy and lack of short, high-quality bond supply should benefit short corporate and ABS securities. In addition, the growing likelihood of higher interest rates and volatile equity markets, make short- to intermediate-term bond funds more desirable.


/s/ Barbara J. McKenna                             /s/ Howard B. Rubin

Barbara J. McKenna                                 Howard B. Rubin

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN STAQNDISH CONTROLLED MATURITY FUND AND THE MERRILL LYNCH 1-3 YEAR INDEX

[The following table was represented as a line graph in the printed materials.]

           Standish Controlled          Merrill Lynch 1-3 Year
              Maturity Fund                 Treasury Index
              -------------                 --------------
                 100000                         100000
                 100350                         100414
                 100950                         101011
                 101550                         101502
                 102411                         102359
                 103372                         103264
                 104200                         104057
                 105075                         104941
                 104612                         104498
                 104458                         104405
                 104562                         104492
                 104771                         104706
1 Year           105558                         105458
                 106036                         105874
                 106354                         106237
                 107362                         107200
                 108763                         108408
                 109679                         109238
                 109542                         109238
                 110035                         109750
                 110364                         110003
                 110251                         109960
                 111141                         110858
                 111976                         111612
2 Year           112699                         112382
                 113997                         113618
                 114110                         113720
                 115071                         114585
                 115873                         115433
                 116103                         115710
                 116834                         116497
                 117830                         117627
                 117947                         117728
                 118476                         118207
                 119070                         118760
                 119784                         119393
3 Year           120439                         120014
                 121040                         120576
                 122122                         122091
                 123205                         123709
                 122597                         124316
                 122779                         124208
                 123359                         124647
                 124042                         125140
                 123670                         124530
                 124914                         125395
                 125482                         125799
                 125419                         125718
YTD              125738                         126111
                 125866                         126510
                 126122                         126876
                 126889                         127701

                      ----------------------------------------
                          Average Annual Total Return
                         (for periods ended 12/31/1999)

                                                     Since
                                                   Inception
                      1 Year         3 Year        07/01/1995
                      ------         ------        ----------
                      3.67%          5.30%           5.62%

                      ---------------------------------------

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $37,978,166)                                                 $37,536,296
  Receivable for investments sold                                      6,722
  Receivable for Fund shares sold                                         33
  Interest receivable                                                578,188
  Deferred organization costs (Note 1E)                                1,197
  Prepaid expenses                                                    15,700
                                                                 -----------
    Total assets                                                  38,138,136

LIABILITIES
  Accrued accounting, custody and transfer agent fees    $6,775
  Accrued trustees' fees and expenses (Note 2)            2,081
  Accrued expenses and other liabilities                 19,827
                                                         ------
    Total liabilities                                                 28,683
                                                                 -----------
NET ASSETS                                                       $38,109,453
                                                                 ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                $38,923,059
  Accumulated net realized loss                                     (403,696)
  Undistributed net investment income                                 31,960
  Net unrealized depreciation                                       (441,870)
                                                                 -----------
TOTAL NET ASSETS                                                 $38,109,453
                                                                 ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                          1,968,675
                                                                 ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                $     19.36
                                                                 ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                  $1,553,953
                                                                   ----------
    Total investment income                                         1,553,953

EXPENSES
  Investment advisory fee (Note 2)                       $ 70,908
  Accounting, custody and transfer agent fees              76,055
  Legal and audit services                                 24,598
  Registration fees                                        20,729
  Trustees' fees and expenses (Note 2)                      5,953
  Insurance expense                                         4,815
  Amortization of organization expenses (Note 1E)           2,336
  Miscellaneous                                             5,381
                                                         --------
    Total expenses                                        210,775

Deduct:
  Waiver of investment advisory fee (Note 2)              (70,908)
  Reimbursement of Fund operating expenses (Note 2)       (68,958)
                                                         --------
    Total expense deductions                             (139,866)
                                                         --------
      Net expenses                                                     70,909
                                                                   ----------
        Net investment income                                       1,483,044
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss)
    Investment security transactions                     (291,873)
    Financial futures contracts                            (3,579)
    Written options transactions                            1,762
                                                         --------
      Net realized loss                                              (293,690)
  Change in unrealized appreciation (depreciation)
    Investment securities                                (327,779)
                                                         --------
      Net change in unrealized appreciation
       (depreciation)                                                (327,779)
                                                                   ----------
    Net realized and unrealized loss                                 (621,469)
                                                                   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  861,575
                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 1999  DECEMBER 31, 1998
                                                         -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                    $  1,483,044       $  1,545,299
  Net realized loss                                            (293,690)            (1,724)
  Change in unrealized appreciation (depreciation)             (327,779)          (127,618)
                                                           ------------       ------------
  Net increase in net assets from investment operations         861,575          1,415,957
                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                 (1,449,025)        (1,561,525)
                                                           ------------       ------------
  Total distributions to shareholders                        (1,449,025)        (1,561,525)
                                                           ------------       ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           24,780,932         27,446,026
  Value of shares issued to shareholders in payment of
    distributions declared                                    1,198,378          1,249,284
  Cost of shares redeemed                                   (13,861,624)       (15,886,520)
                                                           ------------       ------------
  Net increase in net assets from Fund share
    transactions                                             12,117,686         12,808,790
                                                           ------------       ------------
TOTAL INCREASE IN NET ASSETS                                 11,530,236         12,663,222

NET ASSETS
  At beginning of year                                       26,579,217         13,915,995
                                                           ------------       ------------
  At end of year (including undistributed net
    investment income of $31,960 and distributions in
    excess of net investment income of $1,636,
    repectively)                                           $ 38,109,453       $ 26,579,217
                                                           ============       ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   YEAR ENDED DECEMBER 31,
                                          ------------------------------------------
                                          1999(1)  1998(1)   1997     1996    1995+
                                          -------  -------  -------  -------  ------
NET ASSET VALUE, BEGINNING OF YEAR        $ 19.87  $ 19.95  $ 19.99  $ 20.24  $20.00
                                          -------  -------  -------  -------  ------
FROM INVESTMENT OPERATIONS:
  Net investment income*                     1.24     1.25     1.34     1.27    0.57
  Net realized and unrealized gain
    (loss) on investments                   (0.53)   (0.16)   (0.04)   (0.27)   0.24
                                          -------  -------  -------  -------  ------
Total from investment operations             0.71     1.09     1.30     1.00    0.81
                                          -------  -------  -------  -------  ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                (1.22)   (1.17)   (1.34)   (1.24)  (0.57)
  From net realized gain on investments        --       --       --    (0.01)     --
                                          -------  -------  -------  -------  ------
Total distributions to shareholders         (1.22)   (1.17)   (1.34)   (1.25)  (0.57)
                                          -------  -------  -------  -------  ------
NET ASSET VALUE, END OF YEAR              $ 19.36  $ 19.87  $ 19.95  $ 19.99  $20.24
                                          =======  =======  =======  =======  ======
TOTAL RETURN+++                              3.67%    5.58%    6.66%    5.13%   4.20%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                 0.30%    0.30%    0.37%    0.40%   0.40%++
  Net Investment Income (to average
    daily net assets)*                       6.27%    6.19%    6.60%    6.60%   6.29%++
  Portfolio Turnover                          147%     145%      94%     107%    127%
  Net Assets, End of Year
    (000's omitted)                       $38,109  $26,579  $13,916  $12,525  $8,868

-----------------

* For the periods indicated, the investment adviser did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the investment income per share and the ratios would have been:

Net investment income per share           $  1.12  $  1.15  $  1.18  $  1.11  $ 0.38

RATIOS (TO AVERAGE DAILY NET ASSETS):
  Expenses                                   0.89%    0.81%    1.28%    1.25%   2.51%++
  Net investment income                      5.68%    5.68%    5.69%    5.75%   4.18%++

(1)  Calculated based on average shares outstanding.
+    For the period from July 3, 1995 (start of business) to December 31, 1995.
++   Computed on an annualized basis.
+++  Total return would have been lower in the absense of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH CONTROLLED MATURITY FUND

                  SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                    PAR        VALUE
SECURITY                                        RATE           MATURITY          VALUE{.}    (NOTE 1A)
-------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 98.2%

ASSET BACKED -- 25.4%
ARG Funding 1999-1A A3                           6.020%       05/20/2005         $ 600,000  $   572,648
Advanta Mortgage Loan Trust 1997-4 A4            6.660%       03/25/2022           350,000      348,141
Amresco Residential Securities 1998-2 B1A(a)     7.630%       06/25/2028           575,000      517,500
BankBoston Home Equity Loan 1998-1 A2            6.220%       02/25/2013           450,000      444,656
Chase Manhattan Auto Owner 1997-B                6.750%       01/15/2004           600,000      597,539
Chase Manhattan Credit Card Master Trust
1996-3 A                                         7.040%       02/15/2004           555,000      556,691
Chemical Master Credit Card Trust 1995-2 A       6.230%       06/15/2003           200,000      199,436
Discover Credit Card 1999-1B                     5.550%       08/15/2004           600,000      578,808
First USA 1998-1 C 144A                          6.500%       05/18/2003           450,000      431,644
Ford Credit Auto Owner Trust 1997-B B            6.400%       05/15/2002           500,000      495,155
Green Tree Lease Finance 1997-1 C                6.850%       09/20/2005           327,795      320,931
Gulf States Auto Grantor Trust 1996-B A          6.600%       05/25/2003            84,846       84,727
Independent National Mortgage Corp. 1998-2 A2    6.170%       12/25/2011           350,000      342,891
MMCA Automobile Trust 1998-1 A3                  5.860%       08/16/2004           350,000      347,375
MMCA Automobile Trust 1999-2 A2                  6.800%       08/15/2003           600,000      597,844
Premier Auto Trust 1997-1B ERISA                 6.550%       09/06/2003           700,000      694,540
Standard Credit Card 1998-1 A6(a)                6.810%       03/23/2003           500,000      497,656
TMS Home Equity Trust 1996-A A5 ERISA            6.850%       06/15/2019            76,890       76,770
Toyota Auto Lease 1997-A B                       6.750%       09/25/2001           500,000      488,150
UCFC Home Equity Loan Trust 1993-B A1            6.075%       07/25/2014           268,592      268,592
UCFC Home Equity Loan Trust 1994-D1 A4           8.775%       02/10/2016           699,862      704,236
UCFC Home Equity Loan Trust 1996-A1 A5           6.500%       03/15/2016           161,073      160,520
World Omni Auto Lease 1997-A B Non-ERISA 144A    7.300%       06/25/2003           341,772      341,772
                                                                                            -----------
Total Asset Backed (Cost $9,798,590)                                                          9,668,222
                                                                                            -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
Collateralized Mortgage Obligation Trust
13-A(a)                                          7.000%       01/20/2003             2,966        2,951
                                                                                            -----------
Total Collateralized Mortgage Obligations
(Cost $2,944)                                                                                     2,951
                                                                                            -----------
CORPORATE -- 39.9%
BANK BONDS -- 10.8%
Aristar Inc.                                     6.000%       08/01/2001           600,000      588,306
Branch Banking & Trust                           5.700%       02/01/2001           250,000      247,015
Chase Manhattan Corp. Sub. Notes NCL             9.375%       07/01/2001           600,000      620,832
Firstar Corp. Medium Term Notes(a)               6.410%       08/03/2001           600,000      600,797
NationsBank Corp.                                5.750%       03/15/2001           350,000      345,604
NationsBank Corp. Sub. Notes NCL                 8.125%       06/15/2002           270,000      276,110
US Bancorp Notes NCL                             6.350%       09/28/2001           850,000      839,026
Wells Fargo & Co.                                8.375%       05/15/2002           600,000      617,220
                                                                                            -----------
                                                                                              4,134,910
                                                                                            -----------
FINANCIAL -- 17.6%
AT& T Capital Corp.                              6.250%       05/15/2001           500,000      495,215
Avalon Bay Comm Notes                            6.500%       07/15/2003           500,000      477,675
BankBoston Corp. Medium Term Notes(a)            6.230%       08/24/2001           500,000      499,706
Bear Stearns Co.                                 6.500%       08/01/2002           725,000      710,833
Carramerica Realty Corp.                         6.625%       10/01/2000           160,000      158,490
Chartwell Real Estate Holdings Senior Notes     10.250%       03/01/2004           650,000      663,000

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                    PAR        VALUE
SECURITY                                        RATE           MATURITY          VALUE{.}    (NOTE 1A)
-------------------------------------------------------------------------------------------------------
Chelsea GCA Realty                               7.750%       01/26/2001         $ 600,000  $   597,012
Conseco Inc.                                     6.400%       06/15/2001           150,000      145,263
Conseco Inc.                                     6.400%       02/10/2003           600,000      564,856
Ford Motor Credit                                8.200%       02/15/2002           350,000      357,980
General Electric Capital Corp. Medium Term
Notes                                            6.520%       10/08/2002           625,000      618,575
IBM Credit Corp.                                 6.450%       11/12/2002           625,000      618,431
Lehman Brothers Holding Inc. Medium Term
Notes                                            6.000%       02/26/2001           600,000      593,700
Salomon Brothers Inc. Senior Notes               7.750%       05/15/2000            75,000       75,361
Spieker Properties REIT                          6.650%       12/15/2000            75,000       74,466
Wellsford Residential Property REIT              7.250%       08/15/2000            50,000       49,831
                                                                                            -----------
                                                                                              6,700,394
                                                                                            -----------
INDUSTRIAL BONDS -- 11.5%
COMDISCO Inc. Notes NCL                          6.000%       01/30/2002           500,000      484,625
Cox Communications Inc.                          7.000%       08/15/2001           250,000      249,468
DeepTech International                          12.000%       12/15/2000           600,000      611,346
Enron Corp.                                      6.450%       11/15/2001           500,000      492,830
Enterprise Corp. Notes                           7.000%       06/15/2000           250,000      250,533
Safeway Store Notes NCL                          7.000%       09/15/2002           600,000      597,336
Tele-Commun Inc.                                 8.250%       01/15/2003           450,000      465,656
Tyco International Ltd.                          6.500%       11/01/2001           600,000      590,568
WMX Technologies                                 7.100%       08/01/2026           350,000      324,328
Wheeling-Pittsburgh Corp.                        9.375%       11/15/2003           325,000      332,546
                                                                                            -----------
                                                                                              4,399,236
                                                                                            -----------
Total Corporate (Cost $15,467,741)                                                           15,234,540
                                                                                            -----------
GOVERNMENT/OTHER -- 3.5%
EURODOLLAR -- 1.1%
Argentina Notes NCL                              0.000%       04/15/2001           450,000      402,750
                                                                                            -----------
YANKEE BONDS -- 2.4%
Banco Latinoamericano 144A Notes                 6.500%       04/02/2001           300,000      295,150
Edperbrascan Ltd. Notes                          7.375%       10/01/2002           625,000      613,525
                                                                                            -----------
                                                                                                908,675
                                                                                            -----------
Total Government/Other (Cost $1,333,262)                                                      1,311,425
                                                                                            -----------
NON-AGENCY -- 0.7%
PASS THRU SECURITIES -- 0.7%
MLMI Mortgage Inv. 1995-C2 D Non-ERISA           7.495%       06/15/2021           271,497      268,131
Resolution Trust Corp. 1995-1 A2C ERISA          7.500%       10/25/2028             5,422        5,397
                                                                                            -----------
Total Non-Agency (Cost $284,359)                                                                273,528
                                                                                            -----------
U.S. GOVERNMENT AGENCY -- 14.9%
FHLB                                             5.875%       08/15/2001         3,100,000    3,071,914
FHLB                                             6.000%       11/15/2001         1,200,000    1,185,936
FHLMC                                            5.500%       05/15/2002           900,000      878,346
FNMA                                             6.140%       06/12/2002           450,000      443,529

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                   SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                                    PAR        VALUE
SECURITY                                        RATE           MATURITY          VALUE{.}    (NOTE 1A)
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY (CONTINUED)
Private Export Funding Corp.                     6.860%       04/30/2004         $  90,000  $      90,073
                                                                                            -------------
Total U.S. Government Agency (Cost $5,699,511)                                                  5,669,798
                                                                                            -------------
U.S. TREASURY OBLIGATIONS -- 13.8%
TREASURY NOTES -- 13.8%
U.S. Treasury Note                               5.375%       02/15/2001         4,400,000      4,362,864
U.S. Treasury Note                               5.625%       11/30/2000           900,000        896,202
                                                                                            -------------
Total U.S. Treasury Obligations (Cost $5,274,993)                                               5,259,066
                                                                                            -------------
TOTAL BONDS AND NOTES (COST $37,861,400)                                                       37,419,530
                                                                                            -------------
SHORT-TERM INVESTMENTS -- 0.3%

REPURCHASE AGREEMENTS -- 0.3%
Prudential-Bache Repurchase Agreement, dated 12/31/99, due 01/03/00, with a maturity value of $116,785 and an effective yield of 2.00%, collateralized by a
U.S. Government Agency Obligation with a rate of 6.00%, a maturity date of
03/01/14 and a market value of $119,484.                                                          116,766
                                                                                            -------------
TOTAL SHORT-TERM INVESTMENTS (COST $116,766)                                                      116,766
                                                                                            -------------
TOTAL INVESTMENTS -- 98.5%
 (COST $37,978,166)                                                                         $  37,536,296
OTHER ASSETS, LESS LIABILITIES -- 1.5%                                                            573,157
                                                                                            -------------
NET ASSETS -- 100.0%                                                                        $  38,109,453
                                                                                            =============

NOTES TO SCHEDULE OF INVESTMENTS:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
MLMI - Merrill Lynch Mortgage Investors, Inc.
MMCA - Mitsubishi Motors Credit of America
NCL - Non-callable
REIT - Real Estate Investment Trust
TMS - The Money Store
UCFC - United Companies Financial Corporation

{.} Denominated in United States dollars except for foreign country specific bonds which are denominated in their respective local currency.
(a)  Variable Rate Security; rate indicated is as of 12/31/99.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Controlled Maturity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium on debt securities when required for federal income tax purposes.

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At December 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $5,003, $88,743 and $236,142 which will expire on December 31, 2004, 2005 and 2007, respectively. The Fund elected to defer to its fiscal year ending December 31, 2000, $61,378 of losses recognized during the period November 1, 1999 to December 31, 1999.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      E. DEFERRED ORGANIZATION EXPENSE

      Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight-line basis through June 2000.

      F. DISTRIBUTIONS TO SHAREHOLDERS:

      Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), litigation proceeds, market discount, non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.30% of the Fund's average daily net assets. SA&W voluntarily agreed to waive its investment advisory fee and to limit the Fund's total operating expenses to 0.30% of the Fund's average daily net assets for the year ending December 31, 1999. Pursuant to this agreement, SA&W voluntarily waived $70,908 of its investment advisory fee and reimbursed the Fund for $68,958 of operating expenses. The Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom, receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 1999 were as follows:

                                                                   PURCHASES      SALES
                                                                  -----------  -----------
         U.S. Government Securities                               $20,795,363  $16,336,287
                                                                  ===========  ===========
         Investments (non-U.S.Government Securities)              $24,785,127  $16,968,981
                                                                  ===========  ===========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                     YEAR ENDED         YEAR ENDED
                                                                  DECEMBER 31, 1999  DECEMBER 31, 1998
                                                                  -----------------  -----------------
         Shares sold                                                    1,269,370          1,364,193
         Shares issued to shareholders in payment of
           distributions declared                                          61,360             62,459
         Shares redeemed                                                 (700,006)          (786,222)
                                                                    -------------      -------------
         Net increase                                                     630,724            640,430
                                                                    =============      =============

      At December 31, 1999, three shareholders were record owners of approximately 33%, 23%, and 14% of the total outstanding shares of the Fund, respectively.

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1999, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                                $37,990,595
                                                                       ===========
         Gross unrealized appreciation                                       7,835
         Gross unrealized depreciation                                    (462,134)
                                                                       -----------
         Net unrealized depreciation                                   $  (454,299)
                                                                       ===========

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract, or if the counterparty does not perform under the contracts terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold
      (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      A summary of such transactions for the year ended December 31, 1999 is as follows:

                                    WRITTEN CALL OPTION TRANSACTIONS
         --------------------------------------------------------------------------------------
                                                                  NUMBER OF CONTRACTS  PREMIUMS
                                                                  -------------------  --------
         Outstanding, beginning of period                                  0            $    --
         Options written                                                   1              1,777
         Options closed                                                   (1)            (1,777)
                                                                          --            -------
         Outstanding, end of period                                        0            $    --
                                                                          ==            =======

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      There were no outstanding futures contracts at December 31, 1999.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Controlled Maturity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Controlled Maturity Fund (the "Fund"), at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2000

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                 [Logo] Standish Funds(R)
                        One Financial Center
                        Boston, Massachusetts 02111-2662
                        (800) 729-0066
                        www.standishfunds.com